VARIABLE INSURANCE FUNDS

Prospectus Supplement Dated March 22, 2005

to Prospectuses Dated May 1, 2004

BB&T Large Cap Value Fund

BB&T Capital Manager Equity Fund

BB&T Large Company Growth Fund

BB&T Mid Cap Growth Fund

BB&T Special Opportunities Equity Fund

BB&T Total Return Bond Fund

At a meeting held on November 23, 2004, the Board of Trustees of Variable Insurance Funds (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan") relating to the proposed reorganization of the BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund series of the Trust (each, a "Fund" and collectively, the "Funds"), into corresponding newly-created series (each, a "New Fund") of BB&T Variable Insurance Funds (the "New Trust"), a new Massachusetts business trust advised by BB&T Asset Management, Inc. (the "Reorganization"). The Reorganization is intended to qualify as a tax-free transaction and is not expected to result in a taxable event for shareholders of any of the Funds.

Under the Plan (i) all the assets and liabilities of each Fund will be transferred to a corresponding New Fund in exchange for shares of the New Fund which will have an aggregate value equal to the net assets of such Fund, and (ii) each Fund will distribute to its shareholders the shares of the corresponding New Fund held by the Fund. After the Reorganization, each Fund shareholder will own shares in the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of Fund shares held by that shareholder as of the close of business on the business day preceding the closing of the Reorganization. The Reorganization will not change the investment objective or principal investment strategy, investment adviser, investment sub-adviser, or portfolio managers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund. Until the Reorganization, shareholders of the Funds will continue to be able to purchase and redeem Fund shares. Redemption requests received after the Reorganization will be treated as requests received by the relevant New Fund for the redemption of the shares received by the shareholder in the Reorganization.

Under the Plan, completion of the Reorganization will be subject to approval of the shareholders of each Fund. A meeting of the shareholders of record of each Fund as of February 25, 2005 is currently expected to be held on or about April 14, 2005, to consider the approval of the Plan. Assuming that the Plan is approved, Fund shareholders will become shareholders of the corresponding New Fund into which their Fund is reorganized upon the completion of the Reorganization, which is currently expected to take place on or about April 29, 2005.

Investors should retain this Supplement with the Prospectuses for future reference.